Fees Summary	Feb. 11, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 511,692,500
Previously Paid Amount	0
Total Fee Amount	78,340.12
Total Offset Amount	0
Net Fee	$ 78,340.12